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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 3, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)




          Delaware                   0-19027                    84-1057605
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                    (Address of Principal Executive Offices)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

     As previously disclosed, on May 23, 2006, Simtek Corporation (the "Company") entered into a preliminary agreement with Ronald Sartore, a director of the Company, whereby Mr. Sartore would provide certain consulting services with respect to new nvSRAM-based product definitions and other engineering-related matters at the Company. On November 3, 2006, the Company entered into a definitive written agreement with Mr. Sartore whereby Mr. Sartore will be employed as an Executive Vice-President of the Company with a main focus on new product development. Mr. Sartore's base annual salary will be $225,000 and he will be eligible to receive a bonus, based on performance, in accordance with the Company's Executive Incentive Compensation Plan. Mr. Sartore will also be entitled to options to purchase 100,000 shares of the Company's common stock, vesting at 1/48th per month beginning immediately upon commencement of his employment. In exchange for transferring to the Company ownership of certain inventions initiated by Mr. Sartore prior to Mr. Sartore becoming an employee of the Company and during the period of his consulting arrangement with the Company, Mr. Sartore will be entitled to receive 1,500 shares of the Company's common stock upon the filing of a patent application for each such invention and 2,500 shares upon a patent being issues for each such invention. A copy of Mr. Sartore's offer letter is included herewith as Exhibit 10.1.


Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

          Exhibit Number    Description
          --------------    -----------

               10.1 Offer letter from the Company to Ronald Sartore, dated November 3, 2006.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /S/ BRIAN ALLEMAN
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


November 9, 2006

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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

     10.1 Offer letter from the Company to Ronald Sartore, dated November 3, 2006.